Exhibit 99.4

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information and related notes present the historical condensed combined financial information of Science Applications International Corporation (collectively, with its consolidated subsidiaries, “SAIC” or “the Company”) and Scitor Holdings, Inc. (“Scitor”) after giving effect to SAIC’s acquisition of Scitor that was completed on May 4, 2015.  Scitor is a leading provider of services to the U.S. intelligence community and other U.S. government customers. The unaudited pro forma condensed combined financial information gives effect to the acquisition of Scitor based on the assumptions, reclassifications and adjustments described in the notes to the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined balance sheet as of May 1, 2015 has been presented as if the acquisition of Scitor had occurred on such date. The unaudited pro forma condensed combined statements of income for the three months ended May 1, 2015 and the year ended January 30, 2015 have been prepared as if the acquisition of Scitor had occurred on February 1, 2014. The historical financial information is adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma adjustments that are (1) directly attributable to the Scitor acquisition, (2) factually supportable and (3) with respect to the statements of income, expected to have a continuing impact on the combined results.

The preliminary purchase price allocation used in the accompanying unaudited pro forma condensed combined financial information is based on estimates as of the date of this report and may differ from the final purchase price allocation. The unaudited pro forma financial statements do not reflect the cost of any integration activities or the benefit that may result from the realization of future cost savings from operating synergies, or from the realization of any revenue, tax, or other synergies that may arise due to the integration of SAIC and Scitor. The unaudited pro forma condensed combined financial information is not necessarily indicative of, or intended to represent, the results that would have been achieved had the transaction been consummated as of the dates presented or of the results that may be achieved in the future.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of SAIC included in the Annual Report on Form 10-K for the fiscal year ended January 30, 2015 and included in the Quarterly Report on Form 10-Q for the three months ended May 1, 2015, and the audited financial statements of Scitor for the year ended September 30, 2014 and the unaudited financial statements of Scitor for the six months ended March 31, 2015, both included as exhibits to this Form 8-K/A.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of May 1, 2015

	Historical		As of May 1, 2015
	As of
	May 1, 2015	March 31, 2015	Pro Forma		Pro Forma
	SAIC	Scitor	Adjustments		Combined
	(in millions)
ASSETS
Current assets:
Cash and cash equivalents	$295	$23	$(139)	(a)	$179
Receivables, net	561	76	3	(j)	640
Inventory, prepaid expenses and other
current assets:	95	3	3	(j)	101
Total current assets	951	102	(133)		920
Goodwill	379	285	198	(b)	862
Intangible Assets, net	2	121	134	(c)	257
Property, plant, and equipment, net	55	21	-		76
Deferred income taxes, non-current	3	14	(11)	(f)	6
Other assets	10	3	14	(d)	27
Total assets	$1,400	$546	$202		$2,148

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$374	$30	$(4)	(j)	$400
Accrued payroll and employee benefits	124	23	5	(j)	152
Long-term debt, current portion	35	-	13	(e)	48
Current deferred tax liability	24	3	(11)	(f)	16
Other current liabilities	10	-	17	(g)	27
Total current liabilities	567	56	20		643
Long-term debt, net of current portion	447	195	462	(e)	1,104
Other long-term liabilities	21	17	6	(h)	44
Commitments and contingencies
Equity:
Common stock	-	-	-		-
Additional paid-in capital	233	310	(310)	(i)	233
Retained earnings	135	(32)	24	(i)	127
Accumulated other comprehensive loss	(3)	-			(3)
Total equity	365	278	(286)	(i)	357
Total liabilities and equity	$1,400	$546	$202		$2,148

See accompanying notes to unaudited pro forma condensed combined financial information.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

For the year ended January 30, 2015

	Historical		Year Ended January 30, 2015
	Year Ended	Twelve Months Ended
	January 30, 2015	March 31, 2015	Pro Forma		Pro Forma
	SAIC	Scitor	Adjustments		Combined
	(in millions, except per share amounts)
Revenues	$3,835	$609	$(4)	(p)	$4,440
Revenues performed by former Parent	50	-	-		50
Total Revenues	3,885	609	(4)		4,490
Cost of revenues	3,500	521	(3)	(p)	4,018
Cost of revenues performed by former Parent	50	-	-		50
Total cost of revenues	3,550	521	(3)		4,068
Selling, general and administrative expenses	94	56	15	(k)	165
Acquisition and integration costs	1	-	(1)	(n)	-
Operating income	240	32	(15)		257
Interest expense	17	14	18	(l)	49
Income before income taxes	223	18	(33)		208
Provision for income taxes	(82)	(7)	13	(m)	(76)
Net Income	$141	$11	$(20)	(m)	$132
Earnings per share:
Basic	$3.01				$2.81
Diluted	$2.91				$2.72
Weighted-average number of shares outstanding:
Basic	46.9				46.9	(o)
Diluted	48.5				48.5	(o)

See accompanying notes to unaudited pro forma condensed combined financial information.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

For the three months ended May 1, 2015

	Historical		Three Months Ended May 1, 2015
	Three Months Ended
	May 1, 2015	March 31, 2015	Pro Forma		Pro Forma
	SAIC	Scitor	Adjustments		Combined
	(in millions, except per share amounts)
Revenues	$998	$149	$(1)	(p)	$1,146
Revenues performed by former Parent	11	-	-		11
Total Revenues	1,009	149	(1)		1,157
Cost of revenues	912	127	(1)	(p)	1,038
Cost of revenues performed by former Parent	11	-	-		11
Total cost of revenues	923	127	(1)		1,049
Selling, general and administrative expenses	26	13	1	(k)	40
Acquisition and integration costs	3	-	(3)	(n)	-
Operating income	57	9	2		68
Interest expense	4	4	4	(l)	12
Income before income taxes	53	5	(2)		56
Provision for income taxes	(20)	(1)	1	(m)	(20)
Net Income	$33	$4	$(1)		$36
Earnings per share:
Basic	$0.72				$0.79
Diluted	$0.69				$0.76
Weighted-average number of shares outstanding:
Basic	45.8				45.8	(o)
Diluted	47.6				47.6	(o)

See accompanying notes to unaudited pro forma condensed combined financial information.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1—Basis of Presentation

The unaudited pro forma condensed combined balance sheet as of May 1, 2015, and the unaudited pro forma condensed combined statements of income for the three months ended May 1, 2015, and for the year ended January 30, 2015, are based on the historical financial statements of SAIC and Scitor after giving effect to SAIC’s acquisition of Scitor, which was completed on May 4, 2015, and the assumptions, reclassifications and adjustments described in the notes herein.

The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the results of operations or financial position of SAIC that would have been reported had the acquisition been completed as of the dates presented, or of future results of operations or financial position. The unaudited pro forma condensed combined financial information does not reflect any potential operating synergies that may be achieved with respect to the combined companies had the acquisition been completed on the dates assumed. The unaudited pro forma condensed combined financial information should be read in conjunction with SAIC’s Annual Report on Form 10-K for the year ended January 30, 2015 and Quarterly Report on Form 10-Q for the three months ended May 1, 2015, as filed with the Securities and Exchange Commission, and in conjunction with the financial statements of Scitor, presented as Exhibits 99.2 and 99.3 of this Form 8-K/A.

The acquisition of Scitor has been accounted for under the acquisition method of accounting in accordance with ASC 805 under which the total purchase consideration is allocated to the tangible and intangible assets acquired and liabilities assumed based on their fair value as of the acquisition date with the excess amount of the purchase price over the fair value of the net assets acquired and liabilities assumed recorded as goodwill. The preliminary allocation of the purchase price used in the unaudited pro forma condensed combined financial information is based upon preliminary estimates. These preliminary estimates and assumptions are subject to change during the measurement period (up to one year from the acquisition date) as the Company finalizes the valuations of the tangible and intangible assets acquired and liabilities assumed from the acquisition.

Scitor’s fiscal year ended on September 30, 2014 and, for purposes of this unaudited pro forma condensed combined financial information, its results have been aligned to more closely conform to SAIC’s January 30, 2015 fiscal year end as explained below. Additionally, certain changes to line item descriptions, groupings, and other reclassifications were made to Scitor’s financial statements to conform to SAIC’s financial statement presentation and accounting policies, also described below.

The unaudited pro forma condensed combined balance sheet as of May 1, 2015 is presented as if the acquisition occurred on May 1, 2015, and due to different fiscal period ends, combines the historical balance sheet of SAIC at May 1, 2015 and the historical balance sheet of Scitor at March 31, 2015.

The unaudited pro forma condensed combined statements of income for the three months ended May 1, 2015, and for the year ended January 30, 2015, are presented as if the acquisition occurred on February 1, 2014. Due to different fiscal period ends, the pro forma condensed combined statement of income for the three months ended May 1, 2015 combines the historical results of SAIC for the three months ended May 1, 2015 and the results of Scitor for the three months ended March 31, 2015.  The unaudited pro forma condensed combined statement of income for the year ended January 30, 2015 combines the historical results of SAIC for the year ended January 31, 2015 and the results of Scitor for the twelve months ended March 31, 2015.

The following reclassifications have been made to the financial statement presentation of Scitor’s balance sheet and statements of income to conform with SAIC’s financial statement presentation:

•	Accounts payable of $3 million, accrued liabilities to subcontractors of $25 million and other accrued liabilities of $2 million have been presented as accounts payable and accrued liabilities; and
•	Accrued salaries and related liabilities of $17 million and employee retirement benefit obligations of $6 million have been presented as accrued payroll and employee benefits.
•

Direct wages and other direct costs, subcontractor costs, and administrative and other operating expenses have been presented as cost of revenues, with the exception of the amounts reclassified to selling, general, and administrative expenses, as described below.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

•

$56 million and $13 million of Scitor’s administrative and other operating expenses were reclassified to selling, general, and administrative expenses for the twelve months ended March 31, 2015 and the three months ended March 31, 2015, respectively, with the remaining amount of Scitor’s administrative and other operating expenses classified as overhead expenses and included in cost of revenues.

At this time, the Company is not aware of any other differences requiring adjustment that would have a material impact on the pro forma condensed combined financial information.

Note 2—Purchase Price Allocation

The acquisition of Scitor has been accounted for under the acquisition method of accounting. Under the acquisition method of accounting, the total aggregate purchase price consideration was allocated to Scitor’s tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date, May 4, 2015. The excess of purchase consideration over the net tangible and intangible assets was recorded as goodwill. The Company’s preliminary valuation of the fair values of net assets acquired, including intangible assets, and liabilities assumed is based on preliminary estimates and assumptions and is subject to change pending finalization of the valuations. Any changes to the preliminary estimates of the fair value of the assets acquired and liabilities assumed will be recorded as adjustment to those assets and liabilities with the residual amounts allocated to goodwill. The total purchase consideration of $816 million consisted of $788 million of purchase consideration and $28 million of acquired cash and has been allocated to assets acquired (including identifiable intangible assets and goodwill) and liabilities assumed as follows:

	(in millions)	Estimated Useful Life
Cash and cash equivalents	$28
Accounts receivable	79
Deferred income taxes, current	8
Prepaid and other current assets	6
Equipment and leasehold improvements	21
Finite-lived intangible assets:
Backlog	14	1 year
Trade name	9	2 years
Customer relationships	232	12 years
Goodwill	483
Deferred income taxes, noncurrent	3
Other noncurrent assets	1
Accounts payable and accrued liabilities	(47)
Employee retirement obligation	(7)
Other current liabilities	(4)
Other noncurrent liabilities	(10)
Total purchase consideration	$816

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 3—Pro Forma Adjustments – Balance Sheet

The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet are as follows (in millions):

a) Cash and cash equivalents

To record cash consideration paid to acquire Scitor	$(157)
To record cash held in consolidated Rabbi trust for change in control payments	13
To adjust Scitor historical cash to cash acquired	5
Total adjustments	$(139)

b) Goodwill

To eliminate Scitor's historical goodwill	$(285)
To record goodwill acquired as a result of the Scitor acquisition	483
Total adjustments	$198

c) Intangible assets, net

To eliminate Scitor's historical intangible assets	$(121)
To record intangible assets acquired as a result of the Scitor acquisition	255
Total adjustments	$134

d) Other assets

To record debt issuance costs associated with the debt incurred to finance the acquisition of Scitor	$16
To adjust Scitor historical other asset balances to the acquisition date amounts	(2)
Total adjustments	$14

e) Debt

Long term debt, net of current portion:
To remove Scitor senior secured debt that was paid off in connection with the acquisition	$(195)
To record long-term debt, net of current portion incurred to finance the acquisition of Scitor	657
Total adjustments to long-term debt, net of current portion	462
To record long-term debt, current portion incurred to finance the acquisition of Scitor	13
Total adjustments to debt	$475

f) Deferred income taxes

To reverse Scitor historical current deferred tax liablility and recognize current deferred tax assets as of the acquisition date	$(11)

To reverse historical non-current deferred tax assets and record non-current deferred tax assets at acquisition date amount	(8)
To record non-current deferred tax liabilities for excess book over carry-over basis for intangible assets acquired	(36)
Record non-current deferred tax assets for acquired net operating losses	33
Total adjustments to net non-current deferred tax assets	$(11)

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

g) Other current liabilities

To record the liability for the payment to Scitor option holders which occurred after the acquisition date	$5
To record the liability for acquisition-related costs incurred by SAIC	8
To adjust Scitor historical other current liability balances to the acquisition date amounts	4
Total adjustments	$17

h) Other long-term liabilities

To remove historical Scitor deferred rent balances	$(7)
To record liability for cash held in consolidated rabbi trust for change in control payments	13
Total adjustments	$6

i) Additional paid-in capital and Retained earnings

To eliminate Scitor additional paid-in capital	$(310)
To eliminate Scitor accumulated deficit	24
Total adjustments to Scitor total equity	$(286)

j) To adjust acquired assets and liabilities to the acquisition date amounts

Receivables, net	$3
Inventory, prepaid expenses, and other current assets	3
Accounts payable and accrued liabilities	(4)
Accrued payroll and employee benefits	$5

Note 4—Pro Forma Adjustments – Statements of Income

The pro forma adjustments included in the unaudited pro forma condensed combined statements of income are as follows (in millions):

	Year Ended	Three Months Ended
	January 30, 2015	May 1, 2015
	(in millions)
k) Selling, general and administrative expense

To remove annual management fees attributable to previous owner	$(2)	$-
To remove Scitor compensation cost for executives terminated in accordance with the merger agreement	(5)	(1)
To remove amortization of historical intangible assets	(16)	(3)
To remove Scitor incremental transaction costs associated with the acquisition	(1)	(1)
To record amortization of intangible assets acquired as a result of the Scitor acquisition:
Backlog	14	-
Trade name	5	1
Customer relationships	20	5
Total adjustments	$15	$1

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

l) Interest expense

To record interest expense on debt incurred to fund the acquisition of Scitor	$30	$7
To record amortization of debt issuance costs on debt incurred to fund the acquisition of Scitor	2	1
To eliminate the interest expense on the senior secured debt of Scitor	(14)	(4)
Total adjustments	$18	$4

Estimated interest expense associated with the additional debt incurred to fund the acquisition was computed using the interest rates in effect on the date of the borrowing.  A hypothetical 1/8th percent change to interest rates during the pro forma period would not have a material effect on net income.

	Year Ended	Three Months Ended
	January 30, 2015	May 1, 2015
	(in millions)
m) Provision for income taxes

Pro forma reduction to revenues (recognized by Scitor on cost reimbursable contracts for management fees attributable to previous owner)	$1	$-
Pro forma adjustments to Selling, general and administrative expense	15	1
Pro forma adjustments to Interest expense	18	4
Pro forma adjustments to acquisition and integration costs	(1)	(3)
Total reduction to income before income taxes	33	2
Tax effect of pro forma adjustments (at the statutory tax rate of 39.0%)	(13)	(1)
Pro forma reduction to Net income	$20	$1

n) Acquisition and integration costs

To eliminate acquisition and integration costs incurred in connection with the acquisition of Scitor	$(1)	$(3)

o) Earnings per share

The Company paid cash to acquire Scitor and did not issue any stock or stock-based awards in connection with the acquisition therefore the number of weighted average common shares outstanding used to compute pro forma basic and diluted earnings per share are the same as the SAIC historical amounts.

p) Revenues and cost of revenues

To eliminate revenue recognized by Scitor and billed to SAIC	$(3)	$(1)
To eliminate revenue recognized on cost reimbursable contracts by Scitor for management fees attributable to previous owner	$(1)	$-
Total adjustment to revenues	$(4)	$(1)

To eliminate costs recognized by SAIC and paid to Scitor	$(3)	$(1)